                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER
HIGH INCOME TRUST

                  "... As we maintained throughout the period,
                   the fundamentals of the high yield market
                  continued to be strong. The past few months
                  have been extremely good for the fund. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Largest Holdings Year 2000
9
Portfolio of Investments
17
Report of Independent Auditors
18
Financial Statements
20
Notes to Financial Statements
22
Financial Highlights
23
Description of Dividend Reinvestment Plan
26
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
OR THE YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
    KEMPER HIGH
    INCOME TRUST                   4.38%      6.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                                   AS OF      AS OF
                                  11/30/98   11/30/97
--------------------------------------------------------------------------------
    NET ASSET VALUE                  $8.94      $9.44
--------------------------------------------------------------------------------
    MARKET PRICE                     $9.88     $10.19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1998

--------------------------------------------------------------------------------
                                      KEMPER HIGH
                                      INCOME TRUST
--------------------------------------------------------------------------------
    ONE-YEAR INCOME:                     $.9000
--------------------------------------------------------------------------------
    NOVEMBER DIVIDEND:                   $.0750
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)           10.07%
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)               9.11%
--------------------------------------------------------------------------------


Investments by the fund in lower quality bonds present greater risk to principal and interest than investments in higher quality bonds.

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, distribution rates, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.




TERMS TO KNOW

EASE Occurs when the Federal Reserve Board of Governors changes monetary policy by decreasing the federal funds rate.

FEDERAL FUNDS RATE The interest rate banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.
GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

HIGH-YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High-yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore greater risk to capital.

RECESSION A downturn in economic activity, defined by many economists as at least two consecutive quarters of decline in a country's Gross Domestic Product
(GDP).

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE

[MCNAMARA PHOTO]

MICHAEL MCNAMARA JOINED THE ORGANIZATION IN 1972 AND IS A MANAGING DIRECTOR. HE IS CO-MANAGER OF KEMPER HIGH INCOME TRUST, KEMPER HIGH YIELD FUND, KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND AND DIRECTS ALL FIXED-INCOME RESEARCH AT SCUDDER KEMPER INVESTMENTS. HE EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS IN 1988 AND IS A MANAGING DIRECTOR. HE IS PORTFOLIO CO-MANAGER OF KEMPER HIGH INCOME TRUST, KEMPER HIGH YIELD FUND, KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND AND HANDLES ALL OF THE TRADING ACTIVITY FOR THE FUNDS. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE HIGH-YIELD MARKET BENEFITED FROM A BENIGN ECONOMIC ENVIRONMENT FOR THE FIRST HALF OF KEMPER HIGH INCOME TRUST'S FISCAL YEAR, DECEMBER 1, 1997 THROUGH NOVEMBER 30, 1998. THE MARKET EXPERIENCED A TOUGH LATE SUMMER AND EARLY FALL, BUT KEMPER HIGH INCOME TRUST FINISHED THE YEAR ON SOLID FOOTING. CO-LEAD PORTFOLIO MANAGERS HARRY RESIS AND MICHAEL MCNAMARA DISCUSS CIRCUMSTANCES AFFECTING THE PERFORMANCE OF HIGH YIELD BONDS AND EXPLAIN THE DECISIONS THEY MADE IN STRIVING TO MEET SHAREHOLDERS' EXPECTATIONS FOR KEMPER HIGH INCOME TRUST.

Q     HARRY AND MICHAEL, KEMPER HIGH INCOME TRUST HAD GAINED 2.80 PERCENT FOR
THE FIRST HALF OF THE FISCAL YEAR, BUT ACTUALLY DID BETTER IN THE SECOND HALF OF THE YEAR, WHEN THE HIGH YIELD MARKET EXPERIENCED SOME TURBULENCE. HOW DO YOU EXPLAIN THE FUND'S PERFORMANCE THROUGHOUT THE YEAR?

A     Kemper High Income Trust gained 4.38 percent based on net asset value, for the year, slightly below the Salomon Extended High-Yield Market Index's return of 4.6 percent. The fund as of November 30, 1998, was trading at a 10.4 percent premium, with a market price per share of $9.88 and the net asset value per share of $8.94.

      Yes, there was trouble in the markets during the second half of the fund's fiscal year, but as we maintained throughout the period, the fundamentals of the high yield market continued to be strong.

Q     WOULD YOU PLEASE DESCRIBE THE MARKET ENVIRONMENT DURING THE YEAR?

A     The first part of the fund's fiscal year was a continuation of the past three years' healthy economic environment. With stable economic growth, benign inflation, rising corporate earnings and a strong equity market and low interest rates, it was an ideal environment for high-yield bonds. There was even the feeling that the Asian problems that surfaced in October 1997 would be short-lived.

      That all changed in July. It became clear the Asian situation was not getting any better. On top of the Asian situation, financial problems in Russia put pressure on the dealer and banking communities in the United States, creating a serious liquidity problem in the market.

Q     THE HIGH-YIELD MARKET EXPERIENCED ONE OF ITS WORST MONTHS EVER IN AUGUST
1998. WAS THAT BECAUSE OF THESE FACTORS YOU JUST MENTIONED, OR SOMETHING ELSE?

A     The problems that were an issue in July led to a liquidity crisis in the high-yield market in August. This problem was exacerbated by Russia defaulting on its debts and causing Wall Street and banks to take losses on their investments in Russia. Of course, there was also the fallout of the Long-Term Capital Hedge Fund debacle in August.

      We've been stressing during this period that the problems that led to the market's poor performance were technical, not fundamental. That means the fundamentals of the high yield market -- default rates, for instance, continue to be tame. The Federal Reserve Board's (the Fed) decision to ease rates in September, October and November and the

PERFORMANCE UPDATE

thought that further easing is in the works, is likely to keep us out of a recession. This should help cure the liquidity crisis and get the high yield market back on track.

Q     WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A     We became a bit more aggressive in the first half of the fund's fiscal year, which helped support the fund's income-earning potential. The continuing strength of the economy, and the Fed's support of its growth by easing rates, is a positive for the high-yield market and gives these lower-tiered investments a better chance of performing well.

      We've also increased our level of deferred-interest bonds to be more in line with other high-yield funds. Deferred-interest bonds have low credit-quality ratings. They are purchased at a discount to their par value and do not start paying interest until later in the life of the loan. They tend to have a longer duration, making them sensitive to interest rate changes and price volatility. We believe that the economic environment and interest rates will remain stable, making deferred-interest bonds a good investment for the fund.

      The market reached its peak in mid-July and quickly reversed itself in August as a result of the Russian government's default and the Long-Term Capital crisis we already mentioned. It bottomed on October 15, 1998, with the second Fed ease reversing investor psychology. We became very bullish at that point and were fully invested.

Q     WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A     As we've mentioned, the recent downturn was largely a technical reaction to events external to the high-yield market. The fundamentals of the high yield market remain relatively strong. Pessimism and fear regarding the future, rather than the fundamentals of high-yield companies, are behind this correction. Defaults, while increased from last year, are still below the historical average. While a recession is a possibility and some firms are already calling for one in 1999, at its current level, the high-yield market seems to have already factored in a recession and a resulting increase in defaults. The Federal Reserve Board's recent rate cut, November 17, 1998, and the possibility of further cuts, could help stave off any possible recession.

      Recession or not, historically the high-yield market has bounced back smartly from terrible months such as August 1998. Data has shown that of the five individually worst performing months in the high-yield market, the average return for the following 12 months is 21.2 percent. (Of course past performance does not guarantee future results.)

CUMULATIVE ONE-YEAR RETURNS

FIVE WORST PERFORMING MONTHS FOR THE HIGH YIELD MARKET*

                                    1-YEAR RETURN,
                                      FOLLOWING
                                      THE WORST
                          1-MONTH     PERFORMING
           MONTH          RETURN        MONTHS
--------------------------------------------------------------------------------
        OCTOBER 1979       -8.39%        8.15%
--------------------------------------------------------------------------------
       FEBRUARY 1980       -8.25        12.67
--------------------------------------------------------------------------------
       SEPTEMBER 1990      -7.62        36.93
--------------------------------------------------------------------------------
          MAY 1984         -5.32        24.56
--------------------------------------------------------------------------------
        AUGUST 1990        -4.62        23.68
--------------------------------------------------------------------------------
          AVERAGE          -6.84        21.20
--------------------------------------------------------------------------------

Source: DLJ, Ibbotson Associates
* High yield market represented by DLJ High Yield Index

      The high-yield market has been driven down to a point where we see good values in many of the companies on which we do extensive fundamental research. As a result, we are carrying a very low cash position in Kemper High Income Trust and anticipate staying fully invested in order to fully participate in a turnaround.

Q     WHAT OTHER FACTORS DO YOU LOOK AT WHEN FORMULATING YOUR OUTLOOK ON THE
HIGH-YIELD MARKET?

A     The high-yield market is really a small and mid-cap bond market. High yield bonds are issued by companies with modest market capitalizations (see Terms to Know). The small and mid-cap equity markets were the hardest hit during this recent period, but we're seeing a rally already. And bonds of small and mid-cap issuers are generally safer than the equities of those same companies, since bondholders are always senior in the right of payment to stockholders. So a small and mid-cap bond market rebound is likely after the stock rebound.

Q     SO, IS THIS A GOOD TIME TO BE IN HIGH-YIELD FUNDS?

A     The market's already showing signs of a bounce back. As the liquidity in the market improves, we'll have more and more opportunities to take advantage of good values in the market. Whether an investor is total return-oriented or looking for income, high-yield investing may make sense.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                     ON 11/30/98              ON 11/30/97
--------------------------------------------------------------------------------
    HIGH YIELD BONDS                      96%                      94%
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                   2                        3
--------------------------------------------------------------------------------
    PREFERRED AND COMMON STOCK             2                        2
--------------------------------------------------------------------------------
    SHORT-TERM TREASURIES                 --                        1
--------------------------------------------------------------------------------
                                         100%                     100%

                                     [PIE CHART]              [PIE CHART]
                                     ON 11/30/98              ON 11/30/97

CORPORATE LONG-TERM FIXED INCOME

SECURITIES RATINGS+

--------------------------------------------------------------------------------
                                     ON 11/30/98              ON 11/30/97
--------------------------------------------------------------------------------
    AAA                                   --%                       2%
--------------------------------------------------------------------------------
    BBB                                    1                        1
--------------------------------------------------------------------------------
    BB                                    11                       15
--------------------------------------------------------------------------------
    B                                     77                       75
--------------------------------------------------------------------------------
    BELOW B                               10                       --
--------------------------------------------------------------------------------
    NOT RATED                              1                       --
--------------------------------------------------------------------------------
    OTHER                                 --                        7
--------------------------------------------------------------------------------
                                         100%                     100%


+ The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors
  Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

                                   [PIE CHART]               [PIE CHART]
                                   ON 11/30/98               ON 11/30/97

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                   ON 11/30/98               ON 11/30/97
--------------------------------------------------------------------------------
    AVERAGE MATURITY                7.9 years                 7.6 years
--------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

LARGEST HOLDINGS

THE FUND'S FIVE LARGEST HOLDINGS*
REPRESENTING 8.8 PERCENT OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1998

-------------------------------------------------------------------------------
HOLDING                                                                 PERCENT
-------------------------------------------------------------------------------

1.           TELEWEST COMMUNICATIONS                                       2.5%

2.           SIX FLAGS                                                     1.7%

3.           ICG HOLDINGS                                                  1.6%

4.           RIVERWOOD INTERNATIONAL                                       1.5%

5.           NEXTEL COMMUNICATIONS                                         1.5%

* The fund's holdings are subject to change.

YEAR 2000

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value. The investment manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1998
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    CORPORATE OBLIGATIONS--105.2%                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    AEROSPACE--1.2%                          BE Aerospace, Inc., 9.50%, 2008                           $   410         $    433
                                             DeCrane Aircraft Holdings, Inc., 12.00%, 2008               1,470            1,485
                                             L-3 Communication Corp., 10.375%, 2007                        330              363
                                             Transdigm, Inc., 10.375%, 2008                                310              316
                                             --------------------------------------------------------------------------------------
                                                                                                                          2,597
-----------------------------------------------------------------------------------------------------------------------------------
    BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003                          1,420            1,484
    CABLESYSTEMS AND                         American Banknote Corp., 11.25%, with
    PUBLISHING--18.4%                          warrants, 2007                                              720              468
                                          (b)American Lawyer Media Holdings, 12.25%,
                                               2008                                                         90               57
                                             American Radio Systems, 9.00%, 2006                           680              733
                                       (a)(b)Australis Holdings, 15.00%, with
                                               warrants, 2002                                            2,750               83
                                             Australis Media, Ltd., 14.00%, 2000                           116               89
                                             Big Flower Press, Inc., 8.875%, 2007                        1,400            1,428
                                             CSC Holdings, Inc.
                                               9.25%, 2005                                                 180              192
                                               7.875%, 2007                                                100              104
                                               8.125%, 2009                                                450              479
                                               9.875%, 2013                                                840              932
                                               10.50%, 2016                                              1,140            1,334
                                          (b)Capstar Broadcasting Corp., 12.75%, 2009                    1,880            1,551
                                             Century Communications Corp., 8.375%, 2007                    350              368
                                             Chancellor Media Corp.
                                               8.125%, 2007                                                810              811
                                               8.00%, 2008                                                 940              959
                                               9.00%, 2008                                                 280              294
                                          (b)Charter Communications, Inc., 14.00%, 2007                  1,470            1,308
                                             Charter Communications, L.P., 11.25%, 2006                    400              436
                                             Comcast Corp., 9.125%, 2006                                   820              871
                                          (b)Comcast UK Cable Partners, Ltd., 11.20%, 2007               3,510            3,036
                                          (b)DIVA Systems Corp., 12.625%, 2008                             430              129
                                          (b)Diamond Cable Communications, PLC, 13.25%,
                                               2004                                                      1,115            1,076
                                             EZ Communications, 9.75%, 2005                                380              413
                                             Falcon Holding Group, L.P.
                                               8.375%, 2010                                                300              314
                                          (b)  9.285%, 2010                                                500              348
                                             Frontiervision
                                               11.00%, 2006                                                840              941
                                          (b)  11.875%, 2007                                               880              737
                                             Interep National Radio Sales, Inc., 10.00%,
                                               2008                                                        520              529
                                             Intermedia Capital Partners, 11.25%, 2006                   1,040            1,160
                                             Mediacom LLC, 8.50%, 2008                                     380              389
                                             NTL, Inc.
                                               11.50%, 2008                                              1,740            1,914
                                          (b)  12.375%, 2008                                             1,430              915
                                             Newsquest Capital, PLC, 11.00%, 2006                          438              481
                                          (b)PX Escrow Corp., 9.625%, 2006                                 880              484
                                             Price Communications, Corp., 9.125%, 2006                     790              820
                                          (b)Radio Unica Corp., 11.75%, 2006                               770              408
                                             SFX Entertainment, Inc., 9.125%, 2008                       1,780            1,786
                                             Salem Communications Corp., 9.50%, 2007                       500              523
                                             Sinclair Broadcasting Group, Inc., 8.75%, 2007              1,620            1,628
                                             Star Choice, 13.00%, with warrants, 2005                      400              409
                                             TeleWest Communications, PLC
                                          (b)  11.00%, 2007                                              4,290            3,593
                                               11.25%, 2008                                              1,570            1,782



PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                          (b)Transwestern Holdings, L.P., 11.875%, 2008                $   250         $    166
                                          (b)21st Century Telecom Group, Inc., 12.25%,
                                               with warrants, 2008                                         600              256
                                          (b)UIH Australia Pacific, Inc., 14.00%, with
                                               warrants, 2006                                              710              366
                                          (b)United International Holdings, Inc.,
                                               10.75%, 2008                                              1,500              863
                                             --------------------------------------------------------------------------------------
                                                                                                                         39,447
-----------------------------------------------------------------------------------------------------------------------------------
    BUSINESS SERVICES--2.2%                  Allied Waste Industries
                                               10.25%, 2006                                                460              529
                                          (b)  11.30%, 2007                                              1,100              913
                                             DIMAC Corp., 12.50%, 2008                                   1,420            1,420
                                             Intertek Finance, 10.25%, 2006                                520              520
                                             Outdoor Systems, Inc.
                                               9.375%, 2006                                                760              821
                                               8.875%, 2007                                                530              562
                                             --------------------------------------------------------------------------------------
                                                                                                                          4,765
-----------------------------------------------------------------------------------------------------------------------------------
    CHEMICALS AND                            Agriculture, Mining and Chemicals, Inc.,
    AGRICULTURE--4.2%                          10.75%, 2003                                                150              152
                                             Atlantis Group, Inc., 11.00%, 2003                          1,605            1,629
                                             Hines Horticulture, Inc., 11.75%, 2005                        332              350
                                             Huntsman Polymers Corp., 11.75%, 2004                       1,930            2,055
                                             NL Industries, Inc., 11.75%, 2003                           1,380            1,477
                                             Terra Industries, Inc., 10.50%, 2005                        1,610            1,650
                                             Texas Petrochemicals Corp., 11.125%, 2006                     900              909
                                             UCC Investors Holdings, Inc., 10.50%, 2002                    720              792
                                             --------------------------------------------------------------------------------------
                                                                                                                          9,014
-----------------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--22.8%                    Allegiance Telecom, Inc.
                                          (b)  11.75%, 2008                                                700              343
                                               12.875%, 2008                                               960              960
                                             American Cellular Corp., 10.50%, 2008                         440              440
                                             Birch Telecom, 14.00%, 2008                                   340              316
                                          (b)Call-Net Enterprises, Inc.
                                               13.25%, 2004                                              1,550            1,504
                                               9.27%, 2007                                                 490              326
                                               8.94%, 2008                                                 700              417
                                             Comcast Cellular Holdings, Inc., 9.50%, 2007                  590              634
                                          (b)Communications Cellular, 13.125%, with
                                               warrants, 2003                                            2,100            1,627
                                          (b)Crown Castle International Corp., 10.625%,
                                               2007                                                      1,500            1,042
                                             Dobson Communication Corp., 11.75%, 2007                    1,200            1,248
                                             Econophone, Inc.
                                               13.50%, with warrants, 2007                                 390              425
                                          (b)  11.00%, 2008                                                350              170
                                             Esprit Telecom
                                               11.50%, 2007                                              1,020            1,043
                                               10.875%, 2008                                               430              428
                                          (b)Focal Communication Corp., 12.125%, 2008                      200              109
                                             GCI General Communication, 9.75%, 2007                        640              621
                                          (b)ICG Holdings, 13.50%, 2005                                  4,160            3,515
                                          (b)IPC Information Systems, 10.875%, 2008                      1,610            1,006
                                             Impsat, S.A., 12.375%, 2008                                 1,045              873
                                          (b)Intermedia Communications of Florida, Inc.
                                               12.50%, 2006                                                520              411
                                               8.875%, with warrants, 2007                                 300              365
                                          (b)  11.25%, 2007                                              1,800            1,264

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                       AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                          (b)KMC Telecom Holdings, Inc., 12.50%, with
                                               warrants, 2008                                          $ 1,240         $    605
                                             Level 3 Communications
                                               9.125%, 2008                                              1,410            1,406
                                               10.50%, 2008                                                750              449
                                             Long Distance International, 12.25%, 2008                     700              577
                                             MGC Communications, 13.00%, with warrants,
                                               2004                                                        830              562
                                             McLeod, Inc.
                                               9.25%, 2007                                                 710              747
                                          (b)  10.50%, 2007                                              1,535            1,178
                                               9.50%, 2008                                                 230              246
                                             Metromedia Fiber Network Inc., 10.00%, 2008                   800              826
                                             Metronet Communications
                                          (b)  10.75%, 2007                                                350              231
                                               12.00%, with warrants, 2007                                 360              412
                                          (b)  9.95%, 2008                                                 910              562
                                               10.625%, 2008                                               700              749
                                          (b)Millicom International Cellular, S.A.,
                                               13.50%, 2006                                              1,540            1,082
                                             Netia Holdings
                                               10.25%, 2007                                                135              117
                                          (b)  11.25%, 2007                                                440              264
                                          (b)Nextel Communications
                                               9.75%, 2004                                               1,330            1,303
                                               9.75%, 2007                                                 550              344
                                               10.65%, 2007                                              1,050              690
                                               9.95%, 2008                                               1,445              889
                                             Nextlink Communications
                                               12.50%, 2006                                              1,100            1,210
                                          (b)  9.45%, 2008                                                 530              313
                                               10.75%, 2008                                              1,000            1,035
                                          (b)PTC International Finance, B.V., 10.75%,
                                               2007                                                      1,170              790
                                          (b)Pinnacle Holdings, 10.00%, 2008                             1,000              600
                                             Primus Telecommunications Group
                                               11.75%, with warrants, 2004                                 810              850
                                               9.875%, 2008                                                100               94
                                             PSINet, Inc.
                                               10.00%, 2005                                                810              810
                                               11.50%, 2008                                                790              837
                                             RCN Corp.
                                               10.00%, 2007                                                550              521
                                          (b)  11.00%, 2008                                                470              250
                                             Rogers Cantel
                                               9.375%, 2008                                                520              549
                                               9.75%, 2016                                               1,305            1,364
                                          (b)SBA Communication, 12.00%, 2008                             1,160              708
                                             Satelites Mexicanos, S.A. de C.V., 10.125%,
                                               2004                                                        360              302
                                          (b)Spectrasite Holdings, Inc., 12.00%, 2008                    1,200              636
                                             Teligent, Inc.
                                               11.50%, 2007                                                550              525
                                          (b)  11.50%, 2008                                                550              282
                                          (b)Triton Communications, 11.00%, 2008                         1,180              549
                                             USA Mobile Communications, Inc. II, 14.00%,
                                               2004                                                        770              770
                                             US Xchange, LLC, 15.00%, 2008                                 600              627
                                             Versatel Telecom, 13.25%, with warrants, 2008                 760              768
                                             Viatel, Inc.
                                               11.25%, 2008                                                500              498
                                          (b)  12.50%, 2008                                              1,020              581

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
                                                                                                          AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                             Winstar Communication, 15.00%, 2007                       $    90         $     89
                                             Winstar Equipment, 12.50%, 2004                               110              114
                                             Winstar Equipment II Corp., 12.50%, 2004                      810              842
                                             --------------------------------------------------------------------------------------
                                                                                                                         48,840
-----------------------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION                             Airxcel, 11.00%, 2007                                         590              584
    MATERIALS--4.0%                          American Standard, Inc., 9.25%, 2016                          270              278
                                          (b)Building Materials Corporation of America,
                                                11.75%, 2004                                               750              761
                                             Congoleum Corp., 8.625%, 2008                                 600              594
                                             Desa International, 9.875%, 2007                              770              616
                                             Falcon Building Products, Inc.
                                                9.50%, 2007                                              1,595            1,404
                                          (b)   10.50%, 2007                                                70               39
                                             Kevco, 10.375%, 2007                                          860              804
                                             Nortek, Inc.
                                                9.875%, 2004                                               930              963
                                                9.125%, 2007                                               640              662
                                                8.875%, 2008                                               280              286
                                             Terex Corp., 8.875%, 2008                                   1,000            1,000
                                          (b)Waxman Industries, Inc.,
                                                12.75%, with warrants, 2004                                300              134
                                             Werner Holdings, 10.00%, 2007                                 450              446
                                             --------------------------------------------------------------------------------------
                                                                                                                          8,571
-----------------------------------------------------------------------------------------------------------------------------------
    CONSUMER PRODUCTS                        AMF Bowling World
    AND SERVICES--10.8%                         10.875%, 2006                                              960              826
                                          (b)   12.25%, 2006                                               792              483
                                             Avondale Mills, 10.25%, 2006                                  930              979
                                             CEX Holdings, Inc., 9.625%, 2008                              390              374
                                             Cinemark USA, Inc.
                                                8.50%, 2008                                                230              231
                                                9.625%, 2008                                               820              859
                                             Clearview Cinema Group, Inc., 10.875%, 2008                   520              616
                                             Coinmach Corp., 11.75%, 2005                                2,840            3,103
                                             Doskocil Manufacturing Co., 10.125%, 2007                     610              573
                                             Dyersburg Corp., 9.75%, 2007                                  790              731
                                             Grupa Azucarero Mexico, S.A. de C.V., 11.50%,
                                                2005                                                       400              160
                                             HMH Properties, 7.875%, 2008                                1,520            1,482
                                             Hedstrom Corp., 10.00%, 2007                                  530              456
                                             Herff Jones, Inc., 11.00%, 2005                               740              799
                                             Imperial Home Decor Group, Inc., 11.00%, 2008               1,020              928
                                             Kinder-Care Learning Centers, 9.50%, 2009                   1,470            1,470
                                             La Petite Academy, Inc., 10.00%, 2008                         500              503
                                             Mastellone Hermonos, 11.75%, 2008                             700              595
                                             Nine West Group, 9.00%, 2007                                  280              267
                                             Perkins Finance, L.P., 10.125%, 2007                          380              405
                                             Premier Parks, Inc., 12.00%, 2003                             690              750
                                             Purina Mills, Inc., 9.00%, 2010                               500              515
                                             Regal Cinemas, 9.50%, 2008                                    950              993
                                          (b)Restaurant Co., 11.25%, 2008                                  770              385
                                             Sealy Mattress
                                                9.875%, 2007                                               110              102
                                          (b)   10.875%, 2007                                              610              366



PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
                                                                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                             Six Flags Theme Park, 12.25%, 2005                        $ 3,245         $  3,602
                                             (b)Spin Cycle, 12.75%, 2005                                 1,110              522
                                             United Artists Theatre Co., 9.75%, 2008                        70               69
                                             --------------------------------------------------------------------------------------
                                                                                                                         23,144
-----------------------------------------------------------------------------------------------------------------------------------
DRUGS AND                                    Abbey Healthcare Group, Inc., 9.50%, 2002                   2,300            2,139
HEALTH CARE--3.4%                         (b)ALARIS Medical Systems, Inc., 11.25%, 2008                    590              320
                                             Dade International, Inc., 11.125%, 2006                       770              847
                                             Magellan Health Services, 9.00%, 2008                       1,000              930
                                          (b)Mariner Post-Acute Network, Inc., 10.50%,
                                               2007                                                      2,520            1,210
                                             Mediq, Inc., 11.00%, 2008                                     540              508
                                             Paracelsus Healthcare, 10.00%, 2006                           550              501
                                             Vencor, 9.875%, 2005                                          880              783
                                             --------------------------------------------------------------------------------------
                                                                                                                          7,238
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                           Bellweather Exploration Co., 10.875%, 2007                    735              728
SERVICES--4.6%                               Benton Oil & Gas Co.
                                               11.625%, 2003                                               995              567
                                               9.375%, 2007                                                230              103
                                             Chesapeake Energy Corp., 9.125%, 2006                         100               88
                                             Continental Resources, Inc., 10.25%, 2008                     840              718
                                             Flores & Rucks, Inc., 9.75%, 2006                             370              388
                                             Forcenergy Gas Exploration
                                               9.50%, 2006                                                 430              387
                                               8.50%, 2007                                                 370              315
                                             GulfMark Offshore, Inc., 8.75%, 2008                          390              380
                                             Mariner Energy, 10.50%, 2006                                1,100            1,028
                                             Ocean Energy, 10.375%, 2005                                   575              621
                                             Pacalta Resources, Ltd., 10.75%, 2004                       1,230            1,046
                                             Parker Drilling Corp., 9.75%, 2006                          1,230            1,181
                                             Pen Holdings, Inc., 9.875%, 2008                              180              171
                                             Prestolite Electric, 9.625%, 2008                             535              524
                                             RAM Energy, 11.50%, 2008                                      300              219
                                             Rutherford-Moran Oil Corp., 10.75%, 2004                      380              300
                                             Seven Seas Petroleum, Inc., 12.50%, 2005                      350              245
                                             Stone Energy Corp., 8.75%, 2007                               810              818
                                             --------------------------------------------------------------------------------------
                                                                                                                          9,827
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                          Beazer Homes, 8.875%, 2008                                    120              116
HOME BUILDERS AND                            Corporate Express, Inc., 4.50%, 2000                          260              233
REAL ESTATE--1.9%                            Del Webb Corp.
                                               9.75%, 2008                                                 560              556
                                               9.375%, 2009                                                620              601
                                             Forecast Group, L.P., 11.375%, 2000                           820              779
                                             Fortress Group, 13.75%, 2003                                  710              753
                                             Hovnanian Enterprises
                                               11.25%, 2002                                                288              292
                                               9.75%, 2005                                                 140              136
                                             Ryland Group, Inc., 8.25%, 2008                               720              691
                                             --------------------------------------------------------------------------------------
                                                                                                                          4,157
-----------------------------------------------------------------------------------------------------------------------------------
HOTELS AND                                   Eldorado Resorts, 10.50%, 2006                                770              801
GAMING--2.2%                                 Empress River Casino, 10.75%, 2002                          1,175            1,257
                                             Hard Rock Hotel, 9.25%, 2005                                  125              124
                                             Harvey's Casino Resorts, 10.625%, 2006                        680              739
                                             Players International, 10.875%, 2005                          795              853


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
                                                                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                             Station Casinos, Inc.
                                               10.125%, 2006                                           $   400         $    423
                                               9.75%, 2007                                                 380              398
                                             --------------------------------------------------------------------------------------
                                                                                                                          4,595
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING,                               Accuride Corp., 9.25%, 2008                                   690              706
METALS AND MINING--10.5%                     Aftermarket Technology, 12.00%, 2004                          682              716
                                             Alvey Systems, 11.375%, 2003                                  292              292
                                             Bar Technologies, 13.50%, with warrants, 2001               1,160            1,289
                                             Day International Group, Inc., 11.125%, 2005                2,020            2,161
                                             Delco Remy International, 10.625%, 2006                       930              990
                                             Eagle-Pitcher Holdings Inc., 9.375%, 2008                     650              614
                                             Earle M. Jorgensen Co., 9.50%, 2005                           180              167
                                             Euramax International, PLC, 11.25%, 2006                    1,165            1,159
                                             Foamex, L.P.
                                               13.50%, with warrants, 2005                               1,000            1,160
                                               9.875%, 2007                                                310              335
                                             GS Technologies
                                               12.00%, 2004                                                310              220
                                               12.25%, 2005                                                510              357
                                          (b)Grove Holdings LLC, 11.625%, 2009                             200               94
                                             Grove Investors, PIK, 14.50%, 2010                            376              316
                                             Grove Worldwide LLC, 9.25%, 2008                              170              161
                                             Hayes Wheels International, Inc., 11.00%, 2006              1,340            1,481
                                             JPS Automotive Products Corp., 11.125%, 2001                1,330            1,396
                                             Jackson Products, Inc., 9.50%, 2005                           450              445
                                             Knoll, Inc., 10.875%, 2006                                    945            1,044
                                             MMI Products, Inc., 11.25%, 2007                              805              881
                                             Metal Management, Inc., 10.00%, 2008                          520              234
                                             Motors and Gears, Inc., 10.75%, 2006                          900              927
                                             Neenah Corp., 11.125%, 2007                                 1,070            1,113
                                             Renco Metals, 11.50%, 2003                                    305              317
                                             Renco Steel Holdings, 10.875%, 2005                         1,310            1,205
                                             Scovill Fastners, 11.25%, 2007                                450              401
                                             Spinnaker Industries, Inc., 10.75%, 2006                    1,060              901
                                             Venture Holdings, 9.50%, 2005                                 530              527
                                             Wells Aluminum Corp., 10.125%, 2005                           800              756
                                             -------------------------------------------------------------------------------------
                                                                                                                         22,365
----------------------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS                       AEP Industries, Inc., 9.875%, 2007                            350              350
AND CONTAINERS--7.6%                         BPC Holding Corp., 12.50%, 2006                               620              635
                                             Berry Plastics Corp., 12.25%, 2004                          1,000            1,040
                                             Doman Industries, Ltd.
                                               8.75%, 2004                                                 270              230
                                               9.25%, 2007                                                 380              319
                                             Fonda Group, 9.50%, 2007                                      590              493
                                             Gaylord Container Corp.
                                               9.75%, 2007                                                 340              320
                                               9.875%, 2008                                              1,590            1,193
                                             Graham Packaging Co.
                                               8.75%, 2008                                                  30               30
                                          (b)  10.75%, 2009                                              2,050            1,394
                                             IMPAC Group, Inc., 10.125%, 2008                              840              832
                                             Millar Western Forest Products, Ltd., 9.875%,
                                               2008                                                        485              398
                                             Pindo Deli Finance Mauritius, Ltd., 10.75%,
                                               2007                                                         40               24
                                             Plainwell, Inc., 11.00%, 2008                                 570              479
                                             Printpack, Inc.
                                               9.875%, 2004                                                270              281
                                               10.625%, 2006                                             1,020            1,061



PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
                                                                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                             Repap Enterprises, Inc., 9.00%, 2004                      $   340         $    334
                                             Riverwood International
                                               10.25%, 2006                                                370              376
                                               10.625%, 2007                                               715              726
                                               10.875%, 2008                                             2,335            2,207
                                          (b)SF Holdings Group, Inc., 12.75%, 2008                         550              193
                                             Stone Container Corp.
                                               12.25%, 2002                                                550              554
                                               11.50%, 2006                                              1,300            1,430
                                             Tjiwi Kimia Finance Mauritius, Ltd., 10.00%,
                                               2004                                                         40               25
                                             U.S. Can Corp., 10.125%, 2006                               1,250            1,306
                                             --------------------------------------------------------------------------------------
                                                                                                                         16,230
-----------------------------------------------------------------------------------------------------------------------------------
RETAILING--7.6%                              AFC Enterprises, Inc., 10.25%, 2007                         1,200            1,248
                                             Advantica Restaurant Co., 11.25%, 2008                      1,616            1,648
                                             Agrilink Food, 11.875%, 2008                                  260              270
                                             Ameriking, 10.75%, 2006                                       510              533
                                             Carrols Corp., 9.50%, 2008                                    690              700
                                             Cole National Group, 9.875%, 2006                             390              410
                                          (a)Color Tile, Inc., 10.75%, 2001                              1,260               13
                                             Finlay Enterprises, Inc., 9.00%, 2008                         300              264
                                             Finlay Fine Jewelry Corp., 8.375%, 2008                       550              517
                                             Galey & Lord, 9.125%, 2008                                  1,570            1,448
                                             Guitar Center Management, 11.00%, 2006                        280              297
                                             Iron Age Holdings, Corp.
                                               9.875%, 2008                                                350              322
                                          (b)  12.125%, 2009                                               310              158
                                          (b)J. Crew Group, Inc., 13.125%, 2008                          1,490              700
                                             J. Crew Operating Corp., 10.375%, 2007                        855              761
                                             Jafra Cosmetics International, Inc., 11.75%, 2008             650              591
                                             Krystal Co., 10.25%, 2007                                     220              225
                                             NE Restaurant Co., Inc., 10.75%, 2008                         320              330
                                             National Vision Association Ltd., 12.75%, 2005              1,210            1,277
                                             Pamida Holdings, 11.75%, 2003                                 830              813
                                             Pathmark Stores, 9.625%, 2003                                 305              305
                                             Petro Stopping Centers, 10.50%, 2007                        1,490            1,557
                                             Phillips-Van Heusen Corp., 9.50%, 2008                        220              221
                                             Specialty Retailers
                                               8.50%, 2005                                                 880              792
                                               9.00%, 2007                                                 340              299
                                             Riddell Sports, Inc., 10.50%, 2007                            550              523
                                             --------------------------------------------------------------------------------------
                                                                                                                         16,222
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.3%                             Axiohm Transaction Solutions, Inc., 9.75%,
                                               2007                                                        570              539
                                             Communication and Power Industry, Inc.,
                                               12.00%, 2005                                                600              632
                                             MTS Systems Corp., 9.375%, 2005                               390              380
                                             Viasystems, Inc., 9.75%, 2007                               1,200            1,164
                                             --------------------------------------------------------------------------------------
                                                                                                                          2,715
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.5%                         Canadian Airlines Corp., 10.00%, 2005                         500              425
                                             TFM, S.A. de C.V., 10.25%, 2007                             1,010              909
                                             Trans World Airlines, Inc., 11.375%, 2006                     520              369

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT OR
                                                                                                  NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                          (b)Transtar Holdings, L.P., 13.375%, 2003                    $ 2,580         $  2,399
                                             TravelCenters America, Inc., 10.25%, 2007                   1,150            1,156
                                             --------------------------------------------------------------------------------------
                                                                                                                          5,258
                                             --------------------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS
                                             (Cost: $230,652)                                                           224,985
                                             --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMMON AND                                   Benedek Communication Corp., warrants                       5,000shs.           10
PREFERRED STOCK--1.8%                     (a)Capital Pacific Holdings                                    3,634                4
                                             Clark USA Inc., PIK, preferred                              1,670              143
                                             Crown American Realty Trust, preferred                     15,500              760
                                             Dobson Communication, PIK, preferred                          190              177
                                          (a)EchoStar Communications Corp.                               5,825              226
                                          (a)Empire Gas Corp., warrants                                  1,794                1
                                             Foamex International                                          950               19
                                          (a)Gaylord Container Corp.                                    13,125               69
                                             Global Crossing, PIK, preferred                             7,000              700
                                          (a)Intelcom Group, Inc.                                        4,950               59
                                             Nextel, PIK, preferred                                        506              465
                                          (a)SF Holdings Group, Inc.                                     1,100                2
                                             Sinclair Capital, preferred                                 9,500            1,026
                                             21st Century Telecom Group, Inc., preferred                   124               85
                                             Viatel, Inc., PIK, preferred                                  761               46
                                             --------------------------------------------------------------------------------------
                                             TOTAL COMMON AND PREFERRED STOCK--1.8%
                                             (Cost: $3,702)                                                               3,792
                                             --------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--107.0%
                                             (Cost: $234,354)                                                           228,777
                                             --------------------------------------------------------------------------------------
                                             LIABILITIES, AND OTHER ASSETS--(7.0)%                                      (14,882)
                                             --------------------------------------------------------------------------------------
                                             NET ASSETS--100%                                                          $213,895
                                             --------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $234,354,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $7,931,000, the gross unrealized depreciation was $13,508,000 and the net unrealized depreciation on investments was $5,577,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER HIGH INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Income Trust as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Income Trust at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $234,354)                                                $228,777
------------------------------------------------------------------------
Receivable for:
  Interest                                                         4,720
------------------------------------------------------------------------
  Investments sold                                                 5,623
------------------------------------------------------------------------
    TOTAL ASSETS                                                 239,120
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                       506
------------------------------------------------------------------------
Note payable                                                      20,000
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            4,472
------------------------------------------------------------------------
  Management fee                                                     148
------------------------------------------------------------------------
  Interest                                                            44
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              40
------------------------------------------------------------------------
  Trustees' fees                                                      15
------------------------------------------------------------------------
    Total liabilities                                             25,225
------------------------------------------------------------------------
NET ASSETS                                                      $213,895
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $257,767
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (39,816)
------------------------------------------------------------------------
Net unrealized depreciation on investments                        (5,577)
------------------------------------------------------------------------
Undistributed net investment income                                1,521
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $213,895
------------------------------------------------------------------------

------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($213,895 / 23,919 shares outstanding)                          $   8.94
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $ 25,180
------------------------------------------------------------------------
  Dividends                                                          293
------------------------------------------------------------------------
    Total investment income                                       25,473
------------------------------------------------------------------------
Expenses:
  Management fee                                                   1,876
------------------------------------------------------------------------
  Interest expense                                                 1,242
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             149
------------------------------------------------------------------------
  Professional fees                                                   36
------------------------------------------------------------------------
  Reports to shareholders                                             63
------------------------------------------------------------------------
  Trustees' fees and other                                            55
------------------------------------------------------------------------
    Total expenses                                                 3,421
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             22,052
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                        3,322
------------------------------------------------------------------------
  Net realized loss from futures transactions                        (32)
------------------------------------------------------------------------
    Net realized gain                                              3,290
------------------------------------------------------------------------
  Change in net unrealized depreciation on investments           (15,902)
------------------------------------------------------------------------
Net loss on investments                                          (12,612)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  9,440
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                  1998               1997
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $ 22,052             21,553
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         3,290               (169)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          (15,902)             5,298
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               9,440             26,682
-------------------------------------------------------------------------------------------
Distribution from net investment income                          (21,509)           (21,255)
-------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(306 shares and 285 shares, respectively)                          3,045              2,843
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (9,024)             8,270
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                222,919            214,649
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$1,521 and $3,222, respectively)                                $213,895            222,919
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper High Income Trust is
                             registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Financial futures are valued at the most recent settlement price. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $32,646,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             OTHER CONSIDERATIONS. The fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The fund incurred a management fee of $1,876,000 for the year ended
                             November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management

NOTES TO FINANCIAL STATEMENTS

                             agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $39,000 for the year ended November 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1998, the fund made no payments to its officers and incurred trustees' fees of $19,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $290,052

                             Proceeds from sales                         283,986

--------------------------------------------------------------------------------
4    NOTE PAYABLE            The note payable represents a $20,000,000 loan from
                             Bank of America which was outstanding throughout the year. The note bears interest at the London
                             Interbank Offered Rate plus .275% (5.34% at
                             November 30, 1998) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until June 30, 1999.

FINANCIAL HIGHLIGHTS

                                                        ----------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                        ----------------------------------------------------
                                                          1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                         $9.44      9.20      8.73      8.33      9.45
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      .92       .91       .91       .91       .88
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                   (.52)      .23       .46       .39     (1.10)
------------------------------------------------------------------------------------------------------------
Total from investment operations                             .40      1.14      1.37      1.30      (.22)
------------------------------------------------------------------------------------------------------------
Distribution from net investment income                      .90       .90       .90       .90       .90
------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $8.94      9.44      9.20      8.73      8.33
------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                                  $9.88     10.19     10.00      9.50      8.38
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value                                    4.38%    12.99     16.56     16.30     (2.55)
------------------------------------------------------------------------------------------------------------
Based on market value                                       6.50%    11.98     16.12     25.81      1.47
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
Expenses                                                    1.55%     1.56      1.59      1.52      1.64
------------------------------------------------------------------------------------------------------------
Net investment income                                      10.01%     9.84     10.33     10.64      9.91
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of year (in thousands)                $213,895   222,919   214,649   200,502   188,294
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       83%       79        74        85        83
------------------------------------------------------------------------------------------------------------
Total debt outstanding at end of year (in thousands)    $ 20,000    20,000    20,000    20,000    20,000
------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                       $ 11,700    12,100    11,700    11,000    10,400
------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of KEMPER HIGH INCOME TRUST (the "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.
                             All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------
4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY

                             P.O. Box 419066

                             Kansas City, Missouri 64141-6066

                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
5    VOLUNTARY CASH
     CONTRIBUTIONS           A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions.
                             Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------
6    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
7    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the fund reserves the right to amend the Plan in the future to include a service charge.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
10     TRANSFER OF SHARES
       HELD BY AGENT         Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
11     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
13     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will modify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
14     TAX IMPLICATIONS      Shareholders will receive tax information annually,
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on October 22, 1998, for Kemper High Income Trust. Shareholders were asked to vote on four separate issues: election of members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of expansion of borrowing authority, and elimination of investment restrictions and policies related to illiquid and restricted securities. The following are the results for each issue:

1) Election of Trustees

                               For       Withheld
   James E. Atkins          16,107,687   609,860
   Arthur R. Gottschalk     16,206,209   511,338
   Frederick T. Kelsey      16,207,662   509,885
   Thomas W. Littauer       16,148,543   569,004
   Daniel Pierce            16,148,177   569,370
   Fred B. Renwick          16,131,793   585,754
   John B. Tingleff         16,222,432   495,115
   John G. Weithers         16,212,432   505,115

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

                                         For       Against    Abstain
                                      16,199,720   132,939    384,877

3) Approval of the expansion of borrowing authority. This item was approved.

                                         For       Against    Abstain
                                      11,757,190  1,414,864   877,315

4) Elimination of investment restrictions and policies related to illiquid and restricted securities. This item was approved.

                                         For       Against    Abstain
                                      11,414,855  1,654,484   980,032

NOTES

TRUSTEES & OFFICERS


TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY             HARRY E. RESIS, JR.
Chairman and Trustee              President                  Vice President
JAMES E. AKINS                    PHILIP J. COLLORA          LINDA J. WONDRACK
Trustee                           Vice President and         Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                         MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE             Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                          CAROLINE PEARSON
Trustee                           ANN M. MCCREARY            Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                           ELIZABETH C. WERTH
Trustee and Vice President        MICHAEL A. MCNAMARA        Assistant Secretary
                                  Vice President
FRED B. RENWICK                                              BRENDA LYONS
Trustee                           ROBERT C. PECK, JR.        Assistant Treasurer
                                  Vice President
JOHN B. TINGLEFF
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
--------------------------------------------------------------------------------

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